Exhibit 99.14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated October 20, 2003, relating to the financial statements and financial highlights, which appears in the August 31, 2003 Annual Report to Shareholders of JPMorgan Intermediate Tax Free Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Accountants”, “Financial Statements” and “Financial Highlights” in that Fund’s N-1A Registration Statement dated December 29, 2003, which is incorporated by reference in the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated December 16, 2003, relating to the financial statements and financial highlights, which appears in the October 31, 2003 Annual Report to Shareholders of JPMorgan Global Healthcare Fund and JPMorgan Fleming International Equity Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Accountants”, “Financial Statements” and “Financial Highlights” in those Funds’ N-1A Registration Statements dated March 1, 2004 and February 28, 2004, respectively, which are incorporated by reference in the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 24, 2004, relating to the financial statements and financial highlights, which appears in the December 31, 2003 Annual Report to Shareholders of JPMorgan Diversified Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the incorporation by reference in the Registration Statement of our report dated August 19, 2004, relating to the financial statements and financial highlights, which appears in the June 30, 2004 Semi Annual Report to Shareholders of JPMorgan Diversified Fund which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Accountants”, “Financial Statements” and “Financial Highlights” in that Fund’s N-1A Registration Statement dated May 1, 2004, which is incorporated by reference in the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 24, 2004, relating to the financial statements and financial highlights, which appears in the December 31, 2003 Annual Report to Shareholders of JPMorgan U.S. Equity Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Accountants”, “Financial Statements” and “Financial Highlights” in that

Fund’s N-1A Registration Statement dated May 1, 2004, which is incorporated by reference in the Registration Statement.

We also consent to the reference to us under the heading “Financial Highlights” in the Registration Statement on Form N-14.

/s/ PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017
September 27, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated August 20, 2004, relating to the financial statements and financial highlights, which appear in the June 30, 2004 Annual Reports to Shareholders of One Group Diversified Equity Fund, One Group Balanced Fund, One Group Intermediate Tax-Free Bond Fund, One Group Diversified International Fund and One Group Health Sciences Fund, which are also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Experts”, “Financial Statements” and “Financial Highlights” in those Fund’s N-1A Registration Statement dated February 28, 2004, which is incorporated by reference in the Registration Statement.

/s/ PricewaterhouseCoopers LLP

One North Wacker

Chicago, IL 60606

September 27, 2004